EXHIBIT 10.7(A)

AMERICAN WAGERING, INC.

DIRECTORS STOCK OPTION PLAN

1. Definitions

As used in this Plan, the following definitions apply to the terms indicated below:

a.	“Board” means the Board of Directors of the Company.

b.	“Committee” means the Compensation and Stock Option Committee appointed by the Board from time to time to administer the Plan. The Committee shall consist of at least two persons, who shall be directors of the Company.

c.	“Company” means American Wagering, Inc., a Nevada corporation.

d.	“Director” means a member of the Board who is not an employee of the Company.

e.	“Fair Market Value” of a Share on a given day means, if the Shares are traded in a public market, the mean between the highest and lowest quoted selling prices of a Share as reported on the principal securities exchange on which the Shares are then listed or admitted to trading, or if not so reported, the mean between the highest and lowest quoted trading prices of a Share if traded on a national market system, or the mean between the highest asked price and the lowest bid price as the case may be, as reported on the National Association of Securities Dealers Automated Quotation System. If the Shares shall not be so traded, the Fair Market Value shall be determined by the Committee taking into account all relevant facts and circumstances.

f.	“Grantee” means a person to whom an Option is granted.

g.	“Option” means a right to purchase Shares under the terms and conditions of this Plan as evidenced by an option certificate or agreement for Shares in such form, not inconsistent with this Plan, as the Committee may adopt for general use or for specific cases from time to time.

h.	“Plan” means this American Wagering, Inc. Directors Stock Option Plan, including any amendments to the Plan.

i.	“Share” means a share of the Company’s common stock, par value $.01 per share, either now or hereafter owned by the Company as treasury stock or authorized but unissued.

j.	As used herein, the masculine includes the feminine, the plural includes the singular, and the singular includes the plural.

2. Purpose

The purposes of the Plan are as follows:

A.	To secure for the Company and its shareholders the benefits arising from share ownership by Directors. The Plan is intended to provide an incentive to Directors by providing them with an opportunity to acquire an equity interest or increase an existing equity interest in the Company, thereby increasing their personal stake in its continued success and progress.

B.	To enable the Company and its Subsidiaries to obtain and retain the services of Directors, by providing Directors with an opportunity to acquire Shares under the terms and conditions and in the manner contemplated by this Plan.

3. Plan Adoption and Term

A.	This Plan shall become effective upon its adoption by the Board, and Options shall be issued from time to time thereafter; provided, however, that the Plan shall be submitted to the Company’s shareholders for their approval at the next annual meeting of shareholders, or prior thereto at a special meeting of shareholders expressly called for such purpose; and provided further, that the approval of the Company’s shareholders shall be obtained within 12 months of the date of adoption of the Plan. If the Plan is not approved by the affirmative vote of the holders of a majority of all shares present in person or by proxy, at a duly called shareholders’ meeting at which a quorum representing a majority of all voting stock is present in person or by proxy and voting on this Plan or by the unanimous written consent of all shareholders of the Company, then this Plan and all Options then outstanding under it shall forthwith automatically terminate and be of no force and effect.

B.	Subject to the provisions hereinafter contained relating to amendment or discontinuance, this Plan shall continue to be in effect for ten (10) years from the date of adoption of this Plan by the Board. No Options may be granted hereunder except within such period of ten (10) years.

4. Administration of Plan

A.	This Plan shall be administered by the Committee. Except as otherwise expressly provided in the Plan, the Committee shall have authority to interpret the provisions of the Plan, to construe the terms of any Option, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of Options granted hereunder, and to make all other determinations in the judgment of the Committee necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Option in the manner and to the extent it shall deem expedient to carry the Plan into effect and shall be the sole and final judge of such expediency.

B.	No member of the Committee shall be liable for any action taken or omitted or any determination made by him in good faith relating to the Plan, and the Company shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any act or omission in connection with the Plan, unless arising out of such person’s own fault or bad faith.

C.	Any power granted to the Committee may at any time be exercised by the Board, and any determination by the Committee shall be subject to review and reversal or modification by the Board on its own motion.

5. Options

A.	Subject to adjustment as provided in Paragraph 12 hereof, an Option shall be granted to each Director on the last business day of each fiscal year of the Company for the purchase of 100 Shares for each committee on which such Director is then serving.

B.	Subject to adjustment as provided in Paragraph 12 hereof, Options may be granted pursuant to the Plan for the purchase of not more than an aggregate of 20,000 Shares; provided, however, that if prior to the termination of the Plan, an Option shall expire or terminate for any reason without having been exercised in full, the unpurchased Shares subject thereto shall again be available for the purposes of the Plan.

6. Option Price

The purchase price per Share deliverable upon the exercise of an Option shall be 100% of the Fair Market Value of such Share on the date the Option is granted.

7. Duration of Options

Each Option and all rights thereunder shall expire and the Option shall no longer be exercisable on a date ten (10) years from the date on which the Option was granted. Options shall be subject to termination before their expiration date as provided herein.

8. Conditions Relating to Exercise of Options

A.	The Shares subject to any Option may be purchased at any time during the term of the Option beginning on the first anniversary date of the date of the grant of such Option. To the extent an Option is not exercised when it becomes initially exercisable, or is exercised only in part, the Option or remaining part thereof shall not expire but shall be carried forward and shall be exercisable until the expiration or termination of the Option. Partial exercise as to whole Shares is permitted from time to time, provided that no partial exercise of an Option shall be for a number of Shares having a purchase price of less than $100.

B.	No Option shall be transferable by the Grantee thereof other than by will or by the laws of descent and distribution, and Options shall be exercisable during the lifetime of a Grantee only by such Grantee or by his or her guardian or legal representative.

C.	Certificates for Shares purchased upon exercise of Options shall be issued either in the name of the Grantee or in the name of the Grantee and another person jointly with the right of survivorship. Such certificates shall be delivered as soon as practical following the date the Option is exercised.

D.	An Option shall be exercised by the delivery to the Company at its principal office, to the attention of its Secretary, of written notice of the number of Shares with respect to which the Option is being exercised, and of the name or names in which the certificate for the Shares is to be issued, and by paying the purchase price for the Shares. The purchase price shall be paid in cash or by certified check or bank cashier’s check or by delivering to the Company:

(1)	Shares (in proper form for transfer and accompanied by all requisite stock transfer tax stamps or cash in lieu thereof) owned by the Grantee having a Fair Market Value equal to the purchase price; or

(2)	A notarized statement attesting to ownership of the number of Shares which are intended to be used at Fair Market Value to pay the purchase price, with the certificate number(s) thereof, and requesting that only the incremental number of Shares as to which the Option is being exercised be issued by the Company.

E.	Notwithstanding any other provision in this Plan, no Option may be exercised unless and until (i) this Plan has been approved by the shareholders of the Company, and (ii) the Shares to be issued upon the exercise thereof have been registered under the Securities Act of 1933 and applicable state laws, or are, in the opinion of counsel to the Company, exempt from such registration. The Company shall not be under any obligation to register under applicable Federal or state securities laws any Shares to be issued upon the exercise of an Option granted hereunder, or to comply with an appropriate exemption from registration under such laws in order to permit the exercise of an Option or the issuance and sale of Shares subject to such Option. If the Company chooses to comply with such an exemption from registration, the certificates for Shares issued under the Plan, may, at the direction of the Committee, bear an appropriate restrictive legend restricting the transfer or pledge of the Shares represented thereby, and the Committee may also give appropriate stop-transfer instructions to the transfer agent of the Company.

F.	Any person exercising an Option or transferring or receiving Shares shall comply with all regulations and requirements of any governmental authority having jurisdiction over the issuance, transfer or sale of securities of the Company or over the extension of credit for the purposes of purchasing or carrying any margin securities, or the requirements of any stock exchange or national market or automated quotation system on which the Shares may be listed, and as a condition to receiving any Shares, shall execute all such instruments as the Committee in its sole discretion may deem necessary or advisable.

G.	Each Option shall be subject to the requirement that if the Committee shall determine that the listing, registration or qualification of the Shares subject to such Option upon any securities exchange, national market, or automated quotation system or under any state or Federal law, or the consent or approval of any governmental or regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issuance or purchase of Shares thereunder, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effective or obtained free of any conditions not acceptable to the Committee.

9. Effect of Termination of Directorship or Death

A.	In the event of termination of a Grantee’s status as a Director by reason of the Grantee’s death or disability, or in the event any transaction occurs whereby a substantial portion of the assets of Company are transferred, exchanged or sold to a non-affiliated third party and Grantee’s status as a Director is terminated or in the event any person (including, without limitation, any individual, partnership or corporation) other than Victor Salerno or any of his affiliates, becomes the owner directly or indirectly of securities of the Company (or its parent company) representing thirty-five percent (35%) or more of the combined voting power of the Company’s (or its parent’s, as the case may be) securities then outstanding, and Grantee’s status as a Director is terminated, any outstanding Option held by the Grantee shall, notwithstanding the extent to which such Option was exercisable prior to such termination, immediately became exercisable as to the total number of Shares purchasable thereunder. Any such Option shall remain so exercisable at any time prior to is expiration date or, if earlier, only until the first anniversary of termination of the Grantee’s status as a Director.

B.	In the event of termination of a Grantee’s status as a Director for any reason other than as set forth in Paragraph 9A, any outstanding Option held by such Grantee shall remain exercisable at any time prior to its expiration date or, if earlier, only until the date thirty days after the termination of Director status.

C.	Whether an authorized leave of absence or absence in military or government service shall constitute termination of status as a Director shall be determined by the Committee.

10. No Special Rights

Nothing contained in the Plan or in any Option shall confer upon any Grantee any right with respect to the continuation of his or her status as a Director or interfere in any way with the right of the Company at any time to terminate such status or to increase or decrease the compensation of the Grantee from the rate in existence at the time of the grant of an Option.

11. Rights as a Shareholder

The Grantee of an Option shall have no rights as a shareholder with respect to any Shares covered by an Option until the date of issuance of a certificate to him for such Shares. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date occurs prior to the date of issuance of such certificate.

12. Anti-dilution Provision

A.	In case the Company shall (i) declare a dividend or dividends on its Shares payable in shares of its capital stock, (ii) subdivide its outstanding Shares, (iii) combine its outstanding Shares into a smaller number of Shares, or (iv) issue any shares of capital stock by reclassification of its Shares (including any such reclassification in connection with a consolidation or merger in which the company is the continuing corporation), the number of Shares authorized under the Plan will be adjusted proportionately. Similarly, in any such event, there will be a proportionate adjustment in the number of Shares subject to unexercised Options (but without adjustment to the aggregate option price).

B.	In the event of any kind of transaction which may constitute a change in control of the Company, the Committee, with the approval of the majority of the members of the board who are not then holding Options, may modify any and all outstanding Options so as to accelerate, as a consequence of or in connection with such transaction, a Grantee’s right to exercise any such Option.

13. Amendment of the Plan

The Board may at any time and from time to time terminate or modify or amend the Plan in any respect, except that (1) without shareholder approval, the Board may not (a) materially increase the benefits accruing to participants under the Plan, (b) materially increase the number of securities which may be issued under the Plan, or (c) materially modify the requirements as to eligibility for participation under the Plan; and (2) the Plan provisions governing the amounts and purchase prices of Shares and the requirements as to eligibility for participation may not be amended more than once every six (6) months, other than to comport with changes in the Internal Revenue Code or the rules thereunder.

The termination or modification or amendment of the Plan shall not, without the consent of a Grantee, affect his rights under an Option previously granted to him or her.

14. Miscellaneous

A.	It is expressly understood that this Plan grants powers to the Committee but does not require their exercise; nor shall any rights begin to accrue under the Plan except as Options may be granted hereunder.

B.	All expenses of the Plan, including the cost of maintaining records, shall be borne by Company.

15. Governing Law

This Plan and all rights hereunder shall be governed by and interpreted in accordance with the laws of the State of Nevada.

Notice of Grant of Stock Options and Option Agreement	American Wagering, Inc. ID: 88-0344658 675 Grier Drive Las Vegas, Nevada 89119

<Director Name> <Street Address> <City, State, Zip>	Option Number: Plan: ID:	<Option Number> DIR <Director ID Number>

Effective <DATE>, you have been granted a(n) Incentive Stock Option to buy <NUMBER OF SHARES> of American Wagering, Inc. (the Company) stock at <PRICE> per share.

The total option price of the shares granted is <NUMBER OF SHARES times PRICE>.

Shares in each period will become fully vested on the date shown.

Shares	Vest Type	Full Vest	Expiration

<Number of Shares> <Number of Shares> <Number of Shares> <Number of Shares> <Number of Shares>	On Vest Date On Vest Date On Vest Date On Vest Date On Vest Date	<Date of Vesting> <Date of Vesting> <Date of Vesting> <Date of Vesting> <Date of Vesting>	<Expiration Date> <Expiration Date> <Expiration Date> <Expiration Date> <Expiration Date>

By your signature and the Company’s signature below, you and the Company agree that these options are granted under and governed by the terms and conditions of the Company’s Stock Option Plan as amended and the Option Agreement, all of which are attached and made a part of this document.

American Wagering, Inc.	Date

<Director Name>	Date

Date:	<Date Printed>
Time:	<Time Printed>